UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

Rare Earths Americas, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-43268	39-4918133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 W. Main Street
Manchester, Georgia		31816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (706) 846-5063

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $ 0.0001 par value	REA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 20, 2026, Foothills Rare Earths, LLC ("FRE US"), a wholly owned subsidiary of Rare Earths Americas, Inc. (the "Company"), entered into an Assignment and Assumption of Lease (the "Assignment") with Southeast Metals LLC ("SEM"). Pursuant to the Assignment, SEM assigned to FRE US all of its right, title and interest in and to that certain Mining Lease Agreement, dated October 1, 2020, between SEM and Weyerhaeuser Company (now Weyerhaeuser Forest Holdings, Inc.), as amended (the "Weyerhaeuser Lease"), and FRE US assumed the obligations under the Weyerhaeuser Lease required to be performed on or after August 20, 2026.

The Assignment was completed in connection with FRE US's exercise of its option to acquire and assume the Weyerhaeuser Lease, as previously disclosed in the Company's Current Report on Form 8-K filed on August 6, 2026. The Third Amendment to the Option and Project Evaluation Agreement, under which the option was granted and exercised, was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Consideration paid at closing consisted of $375,000 in cash and 165,153 shares of the Company's common stock, representing the $2,000,000 in stock consideration previously disclosed. The shares were issued in a private placement exempt from registration under the Securities Act of 1933, as amended.

The Weyerhaeuser Lease covers approximately 1,662.8 acres in Harris and Talbot Counties, Georgia. It provides for annual rental payments of $75,000 beginning in year four and a 5% royalty on rare earth products and byproducts produced from the lease area. The Weyerhaeuser Lease was filed as Exhibit 10.22 to the Company's Registration Statement on Form S-1, and was amended pursuant to a First Amendment to Mining Lease Agreement dated January 30, 2026 between Weyerhaeuser Forest Holdings, Inc. and SEM, which amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K.

The foregoing description of the Assignment and the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Exhibits.

Exhibit No.	Description
10.1*	Assignment and Assumption of Lease, dated August 20, 2026, between Southeast Metals LLC and Foothills Rare Earths, LLC.
10.2*	First Amendment to Mining Lease Agreement, dated January 30, 2026, between Weyerhaeuser Forest Holdings, Inc. and Southeast Metals, LLC.
104	Cover Page Interactive Data File (embedded inline with the Inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rare Earths Americas, Inc.

Date:	August 25, 2026	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton, COO, General Counsel and Secretary